                                 AMENDMENT NO. 6

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

                  1. Schedule a-1 and Schedule a-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule a-1 and Schedule a-2 attached to this amendment.

         All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: November 24, 2003

                                           EACH FUND LISTED ON SCHEDULE A-1 ON
                                           BEHALF OF THE SHARES OF EACH
                                           PORTFOLIO LISTED ON SCHEDULE A-1

                                           By: /s/ Mark H. Williamson
                                               ---------------------------------
                                               Name: Mark H. Williamson
                                               Title: Executive Vice President

                                           EACH FUND LISTED ON SCHEDULE A-2 ON
                                           BEHALF OF THE SHARES OF EACH
                                           PORTFOLIO LISTED ON SCHEDULE A-2

                                           By: /s/ Mark H. Williamson
                                               ---------------------------------
                                               Name: Mark H. Williamson
                                               Title: Executive Vice President

                                           A I M DISTRIBUTORS, INC.

                                           By: /s/ Gene Needles
                                               ---------------------------------
                                               Name: Gene Needles
                                               Title: President


                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         AIM EQUITY FUNDS

         PORTFOLIOS

         AIM Aggressive Growth Fund
         AIM Basic Value II Fund
         AIM Blue Chip Fund
         AIM Capital Development Fund
         AIM Charter Fund
         AIM Constellation Fund
         AIM Core Strategies Fund
         AIM Dent Demographic Trends Fund
         AIM Diversified Dividend Fund
         AIM Emerging Growth Fund
         AIM Large Cap Basic Value Fund
         AIM Large Cap Growth Fund
         AIM Mid Cap Growth Fund
         AIM U.S. Growth Fund
         AIM Weingarten Fund

         AIM FUNDS GROUP

         PORTFOLIOS

         AIM Balanced Fund
         AIM Basic Balanced Fund
         AIM European Small Company Fund
         AIM Global Value Fund
         AIM International Emerging Growth Fund
         AIM Mid Cap Basic Value Fund
         AIM Premier Equity Fund
         AIM Select Equity Fund
         AIM Small Cap Equity Fund

                                       2

         AIM GROWTH SERIES

         PORTFOLIOS

         AIM Basic Value Fund
         AIM Mid Cap Core Equity Fund
         AIM Small Cap Growth Fund
         AIM Global Trends Fund

         AIM INTERNATIONAL FUNDS, INC.

         PORTFOLIOS

         AIM Asia Pacific Growth Fund
         AIM European Growth Fund
         AIM Global Aggressive Growth Fund
         AIM Global Growth Fund
         AIM International Growth Fund

         AIM INVESTMENT FUNDS

         PORTFOLIOS

         AIM Developing Markets Fund
         AIM Global Health Care Fund
         AIM Libra Fund
         AIM Trimark Fund
         AIM Trimark Endeavor Fund
         AIM Trimark Small Companies Fund

         AIM INVESTMENT SECURITIES FUNDS

         PORTFOLIOS

         AIM High Yield Fund
         AIM Income Fund
         AIM Intermediate Government Fund
         AIM Money Market Fund
         AIM Municipal Bond Fund
         AIM Total Return Bond Fund
         AIM Real Estate Fund

                                        3

         AIM SPECIAL OPPORTUNITIES FUNDS

         PORTFOLIOS

         AIM Opportunities I Fund
         AIM Opportunities II Fund
         AIM Opportunities III Fund

         AIM TAX-EXEMPT FUNDS

         PORTFOLIO

         AIM High Income Municipal Fund

                                        4

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

         AIM COMBINATION STOCK & BOND FUNDS, INC.

         PORTFOLIOS

         INVESCO Core Equity Fund
         INVESCO Total Return Fund

         AIM COUNSELOR SERIES FUNDS, INC.

         PORTFOLIO

         INVESCO Advantage Health Sciences Fund

         AIM INTERNATIONAL FUNDS, INC. II

         PORTFOLIO

         INVESCO International Core Equity Fund

         AIM MANAGER SERIES FUNDS, INC.

         PORTFOLIO

         INVESCO Multi-Sector Fund

         AIM SECTOR FUNDS

         PORTFOLIOS

         INVESCO Energy Fund
         INVESCO Energy Fund
         INVESCO Financial Services Fund
         INVESCO Gold & Precious Metals Fund
         INVESCO Health Sciences Fund
         INVESCO Leisure Fund
         INVESCO Real Estate Opportunity Fund
         INVESCO Technology Fund
         INVESCO Utilities Fund

                                       5

         AIM STOCK FUNDS INC.

         PORTFOLIOS

         INVESCO Dynamics Fund
         INVESCO Mid-Cap Growth Fund
         INVESCO Small Company Growth Fund

                                       6